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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                Current Report pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 2003
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                              TRAILER BRIDGE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      000-22837                13-3617986
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


           10405 New Berlin Road East
             Jacksonville, Florida                               32226
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(Address of principal executive offices)                       (Zip Code)






Registrant's telephone number including area code:        (904)-751-7100
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 12. Results of Operation and Financial Condition

On August 12, 2003, Trailer Bridge issued a release regarding earnings for the second quarter of 2003. The text of the press release is attached as Exhibit 99.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRAILER BRIDGE, INC.



Date: August 18, 2003                   By:      /s/ John D. McCown
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                                                 John D. McCown
                                                 Chairman and Chief
                                                 Executive Officer

                                  EXHIBIT INDEX


No.                  Description of Exhibit

99                      Press Release